EXHIBIT 99.1

                                                           FOR IMMEDIATE RELEASE


     New York, New York....July 25,  2001....Amerada Hess Corporation (NYSE:AHC)
reported net income of $357 million for the second quarter of 2001 compared with income of $202 million for the second quarter of 2000. Net income in the first half of 2001 was $694 million compared with $426 million in the first half of 2000.

     The after-tax results by major operating activity for the three and six month periods ended June 30, 2001 and 2000 were as follows (in millions, except per share amounts):

                                             Three months ended             Six months ended
                                             June 30 (unaudited)           June 30 (unaudited)
                                          ------------------------      ------------------------
                                             2001          2000            2001          2000
                                          ----------    ----------      ----------    ----------
Exploration and production                $     304     $     178       $     579     $     396
Refining, marketing and shipping                101            64             206           112
Corporate                                       (19)          (10)            (32)          (22)
Interest expense                                (29)          (30)            (59)          (60)
                                          ----------    ----------      ----------    ----------
Net income                                $     357     $     202       $     694     $     426
                                          ==========    ==========      ==========    ==========
Net income per share (diluted)            $    3.98     $    2.24       $    7.77     $    4.71
                                          ==========    ==========      ==========    ==========



The Corporation's average worldwide crude oil selling price in the second quarter of 2001 was approximately $27.00 per barrel, an increase of $2.90 from the second quarter of 2000. The average United States natural gas selling price was $4.64 per Mcf in the second quarter of 2001 compared with $3.37 per Mcf in the second quarter of 2000. The Corporation's oil and gas production, on a barrel-of-oil equivalent basis, was 426,000 barrels per day in the second quarter of 2001, an increase of 18% over the second quarter of 2000.

     The increased refining, marketing and shipping results in the second quarter of 2001, reflect higher refining margins at HOVENSA and Port Reading and improved earnings from retail operations.

     Capital expenditures in the second quarter of 2001 were $1,136 million of which $1,048 million related to exploration and production activities. These expenditures include the purchase of natural gas properties onshore and offshore Louisiana for $767 million. Capital expenditures in the second quarter of 2000 amounted to $243 million including $194 million for exploration and production.

                 Consolidated Financial Information (unaudited)

                                                 Three months ended                Six months ended
                                                      June 30                           June 30
                                                2001            2000              2001            2000
                                                          (In millions, except per share amounts
Sales and other operating revenues         $      3,461     $     2,644      $      7,644     $     5,475
Net income                                 $        357     $       202      $        694     $       426
Net income per share (diluted)             $       3.98     $      2.24      $       7.77     $      4.71
Weighted average number of shares                  89.6            90.5              89.3            90.5


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
             AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                     SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                                  (IN MILLIONS)

                                                                                 Second Quarter  Second Quarter   First Quarter
                                                                                      2001            2000             2001
                                                                                 --------------  --------------   -------------
                                                                                       (A)             (B)             (C)
Line
 No.          Income Statement

              Revenues
  1               Sales and other operating revenues                              $  3,461       $   2,644        $   4,182
                  Non-operating income
  2                  Equity in income  of HOVENSA L.L.C.                                51              41               14
  3                  Other                                                              53              29               33
                                                                                  ----------     -----------       ----------
  4                         Total revenues                                           3,565           2,714            4,229
                                                                                  ----------     -----------       ----------
              Costs and Expenses
  5               Cost of products sold                                              2,236           1,717            2,933
  6               Production expenses                                                  173             129              153
  7               Marketing expenses                                                   152             122              153
  8               Exploration expenses, including dry holes
                    and lease impairment
                                                                                        73              90               84
  9               Other operating expenses                                              54              51               56
  10              General and administrative expenses                                   58              51               65
  11              Interest expense                                                      41              39               40
  12              Depreciation, depletion and amortization                             229             167              181
                                                                                  ----------    ------------       ----------
  13                       Total costs and expenses                                  3,016           2,366            3,665
                                                                                  ----------    ------------       ----------
  14              Income before income taxes                                           549             348              564
  15              Provision for income taxes                                           192             146              227
                                                                                  ----------    ------------       ----------
  16              Net income                                                      $    357      $      202         $    337
                                                                                  ==========    ============       ==========
              Segment Analysis
              ----------------
  17              Exploration and production                                      $    304      $      178         $    275
  18              Refining, marketing and shipping                                     101              64              105
  19              Corporate                                                            (19)            (10)             (13)
  20              Interest expense                                                     (29)            (30)             (30)
                                                                                  ----------    ------------       ----------
  21              Net income                                                      $    357      $      202         $    337
                                                                                  ==========    ============       ==========
  22          Cash Flow From Operations (*)                                       $    611      $      437         $    590
              -----------------------------                                       ==========    ============       ==========

              Capital Expenditures
              --------------------
  23              Exploration and production                                      $  1,048      $      194         $    318
  24              Refining, marketing and shipping                                      88              49               13
                                                                                  ----------    ------------       ----------
  25                       Total capital expenditures                             $  1,136      $      243         $     331
                                                                                  ==========    ============       ==========
              At End of Period
              ----------------
  26              Total debt                                                      $  2,280      $    2,114         $   2,042
                                                                                  ==========    ============       ==========
  27              Stockholders' equity                                            $   4,621     $    3,408         $   4,286
                                                                                  ==========    ============       ==========

(*)  Net income adjusted for depreciation and  amortization,  exploratory dry holes,  deferred income taxes and  undistributed earnings of affiliates.



             AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                    SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                                 (IN MILLIONS)

                                                                                          First Half
                                                                                  ---------------------------
                                                                                      2001         2000
                                                                                  ------------   ------------
                                                                                     (A)             (B)

Line
No.    Income Statement
----   ----------------

       Revenues
 1       Sales and other operating revenues                                    $   7,644       $   5,475
          Non-operating income
 2          Equity in income  of HOVENSA L.L.C.                                       66              52
 3          Other                                                                     84              57
                                                                                 ----------      ----------
 4                     Total revenues                                              7,794           5,584
                                                                                 ----------      ----------
       Costs and Expenses
 5       Cost of product sold                                                      5,168           3,592
 6       Production expenses                                                         326             262
 7       Marketing expenses                                                          305             228
 8       Exploration expenses, including dry holes
            and lease impairment                                                     157             152
 9       Other operating expenses                                                    110             108
 10       General and administrative expenses                                         123             102
 11       Interest expense                                                             81              77
 12       Depreciation, depletion and amortization                                    410             341
                                                                                 ----------      ----------
 13                    Total costs and expenses                                     6,680           4,862
                                                                                 ----------      ----------
 14       Income before income taxes                                                1,114             722
 15       Provision for income taxes                                                  420             296
                                                                                 ----------      ----------
 16       Net income                                                            $     694       $     426
                                                                                 ==========      ==========
 17      Cash Flow From Operations                                              $   1,201       $     892
         -------------------------                                               ==========      ==========

         Capital Expenditures
         --------------------
 18        Exploration and production                                           $   1,365       $      321
 19        Refining, marketing and shipping                                           102               84
 20                                                                              ----------      -----------
                           Total capital expenditures                           $   1,467       $      405
                                                                                 ==========      ===========

                                                                                    June 30      December 31
                                                                                      2001           2000
                                                                                    -------      -----------
         Balance Sheet Information
 21         Current assets                                                       $   3,725       $    4,115
 22         Investments                                                              1,196            1,050
 23         Property, plant and equipment - net                                      5,226            4,323
 24         Other asset                                                                717              786
                                                                                 ----------      -----------
 25                      Total assets                                            $  10,864       $   10,274
                                                                                 ==========      ===========
 26         Current liabilities                                                  $   3,409       $    3,538
 27         Long-term debt                                                           1,998            1,985
 28         Deferred liabilities and credits                                           836              868
 29         Stockholders' equity                                                     4,621            3,883
                                                                                 ----------      -----------
 30                      Total liabilities and stockholders' equity              $  10,864       $   10,274
                                                                                 ==========      ===========




             AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                           SUPPLEMENTAL OPERATING DATA
                (IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)

                                                          Second       Second       First
                                                         Quarter      Quarter      Quarter
                                                           2001         2000        2001
                                                         -------      -------     --------
                                                           (A)           (B)         (C)

Line
No.    Operating Data
----   --------------
         Net Production Per Day
         ----------------------
       Crude oil - barrels
  1      United States                                     69            55           57
  2      United Kingdom                                   117           112          120
  3      Norway                                            25            27           25
  4      Denmark                                           17            19           23
  5      Algeria                                           13            --           14
  6      Gabon                                              9             7            7
  7      Indonesia                                          6             4            5
  8      Azerbaijan                                         4             3            4
                                                     ---------      --------     --------
  9                           Total                       260           227          255
                                                     =========      ========     ========
        Natural gas liquids - barrels
 10      United States                                     15            12           11
 11      United Kingdom                                     5             7            8
 12      Norway                                             2             2            1
 13      Thailand                                           1             1            1
                                                     ---------      --------     --------
 14                           Total                        23            22           21
                                                     =========      ========     ========
        Natural gas - mcf
 15      United States                                    474           298          322
 16      United Kingdom                                   289           299          344
 17      Denmark                                           38            25           49
 18      Norway                                            25            24           25
 19      Indonesia and Thailand                            34            33           31
                                                     ---------      --------     --------
 20                           Total                       860           679          771
                                                     =========      ========     ========
 21     Barrels of oil equivalent                         426           362          405
                                                     =========      ========     ========
      Average Selling Price
      ---------------------
        Crude oil - per barrel
 22      United States                                $ 24.82       $ 24.46      $ 24.23
 23      Foreign                                        27.87         24.09        25.62
        Natural gas liquids - per barrel
 24      United States                                $ 20.25       $ 18.69      $ 26.76
 25      Foreign                                        20.28         20.64        22.32
        Natural gas - per mcf
 26      United States                                $  4.64       $  3.37      $  5.45
 27      Foreign                                         2.48          2.10         2.95
      Marketing and Refining -
         Barrels Per Day
      ------------------------
 28     Refined products sold                             389           352          464
                                                      ========      ========     ========
 29     Refinery runs (net)                               202           223          206
                                                      ========      ========     ========




             AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                          SUPPLEMENTAL OPERATING DATA
               (IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)

                                                                      First Half
                                                              ---------------------------
                                                                   2001           2000
                                                              ----------        ---------
                                                                   (A)             (B)

Line
 No.   Operating Data
----   --------------

         Net Production Per Day
         ----------------------
            Crude oil - barrels
  1           United States                                         63                 53
  2           United Kingdom                                       119                112
  3           Norway                                                25                 25
  4           Denmark                                               20                 25
  5           Algeria                                               13                 --
  6           Gabon                                                  8                  8
  7           Indonesia                                              6                  4
  8           Azerbaijan                                             4                  3
                                                              ---------           --------
  9                                     Total                      258                230
                                                              =========           ========
            Natural gas liquids - barrels
 10           United States                                         13                 13
 11           United Kingdom                                         7                  6
 12           Norway                                                 1                  2
 13           Thailand                                               1                  1
                                                              ---------           --------
 14                                     Total                       22                 22
                                                              =========           ========
            Natural gas - mcf
 15           United States                                        399                296
 16           United Kingdom                                       316                322
 17           Denmark                                               44                 29
 18           Norway                                                25                 25
 19           Indonesia and Thailand                                32                 35
                                                              ---------           --------
 20                                     Total                      816                707
                                                              =========           ========
 21         Barrels of oil equivalent                              416                370
                                                              =========           ========
         Average Selling Price
            Crude oil - per barrel
 22           United States                                   $  24.55            $ 23.55
 23           Foreign                                            26.76              24.89
            Natural gas liquids - per barrel
 24           United States                                   $  22.98            $ 19.84
 25           Foreign                                            21.41              21.60
            Natural gas - per mcf
 26           United States                                   $   4.96            $  2.90
 27           Foreign                                             2.73               2.09
         Marketing and Refining -
            Barrels Per Day
         ------------------------
 28         Refined products sold                                  426                377
                                                              =========           ========
 29         Refinery runs (net)                                    204                212
                                                              =========           ========



         CONTACT: AMERADA HESS CORPORATION - C. T. TURSI (212) 536-8593



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